Independence Contract Drilling, Inc. Announces Comprehensive Agreement to Deleverage Balance Sheet and Position the Company for Long-Term Success

●	Independence Contract Drilling (ICD) to equitize convertible notes and restructure debt, strengthening the balance sheet and position the Company for long-term growth
●	Pre-packaged Chapter 11 filing to facilitate deleveraging and capital injection
●	Business operations, service to customers, and payment to vendors to proceed as usual

HOUSTON, December 3, 2024 /PRNewswire/ -- Independence Contract Drilling, Inc. (the "Company" or "ICD") (OTCQX: ICDI) today announced that it has entered into a plan of reorganization (the “Plan”) unanimously supported by all of the holders (“Noteholders”) of the Company’s Senior Secured PIK Toggle Notes Due 2026 (“Senior Secured Convertible Notes”). The Plan is expected to substantially reduce ICD’s debt and provide increased financial flexibility, accelerate investments in the Company’s super-spec rig fleet, and position the Company for long-term success. Under the terms of the Plan, almost all of the Senior Secured Convertible Notes, including accrued interest, will be equitized, and all other secured and unsecured creditors will be paid in the ordinary course without impairment.

Chief Executive Officer Anthony Gallegos commented, "I am pleased we have reached agreement with the two holders of our Senior Secured Convertible Notes on a restructuring that materially strengthens ICD and de-levers our balance sheet. I am excited that as part of the restructuring the noteholders, who have deep oilfield experience and have been investors in ICD for some time, will provide us with additional capital that will support rig reactivations and continued investments in technology and performance enhancing features for our rig fleet. I believe this new capital supports our overall efforts and vision to deliver contract drilling services exceeding the expectations of our E&P customer base. I am equally pleased that under the terms of the negotiated plan, we will continue to operate our business in the ordinary course, including payment of all vendors and employees.”

On December 2, 2024, ICD commenced a prepackaged Chapter 11 process to implement the Plan in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the "Court"). The Plan includes the following:

●	a debtor-in-possession (“DIP”) financing facility provided by the Noteholders consisting of up to $32.5 million to support the Company’s ongoing operations and obligations and repay outstanding revolving credit obligations, vendors and employees;
●	the Noteholders’ commitment to provide exit financing of $40 million to refinance outstanding DIP financing obligations and $7.5 million of Noteholder claims, and support ICD’s future operations and investments in its super-spec rig fleet;
●	the exchange of all remaining Noteholder claims (totaling approximately $199.3 million) for equity securities of the reorganized company, which will not be listed for public trading; and
●	the cancellation of the Company’s common stock.

In connection with the implementation of the Plan, the Company filed other various “first day” motions with the Court, requesting customary relief that, once approved by the Court, will further facilitate the Company operating its businesses during the streamlined case and facilitate the payment of all vendors and employees in the ordinary course of business, including undisputed claims on both a pre-petition and post-petition basis.

Additional information about the Company’s case, including access to Court filings and other documents related to the restructuring process, is available at https://cases.ra.kroll.com/ICD, a website administered by Kroll Restructuring Administration LLC, a third-party bankruptcy claims and noticing agent. The documents and other information on this website shall not be deemed incorporated by reference herein. Additional information is also available at www.icdrilling.com.

Advisors

Sidley Austin LLP is the Company's restructuring counsel, Riveron is the restructuring advisor, and Piper Sandler is the investment banker.

Latham & Watkins LLP is legal counsel for the Noteholders.

About Independence Contract Drilling, Inc.

Independence Contract Drilling provides land-based contract drilling services for oil and natural gas producers in the United States. The Company constructs, owns and operates a fleet of pad-optimal ShaleDriller rigs that are specifically engineered and designed to accelerate its clients' production profiles and cash flows from their most technically demanding and economically impactful oil and gas properties. For more information, visit www.icdrilling.com.

Forward-Looking Statements

This news release contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, without limitation, statements regarding Company’s expectations with respect to operating in the normal course, the Chapter 11 process, the DIP and the Company’s anticipated results of operations. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, risks attendant to the bankruptcy process, including the Company's ability to obtain court approval from the Court with respect to motions or other requests made to the Court throughout the course of the Chapter 11 process, including with respect the DIP; the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Company's restructuring process, on the Company's liquidity (including the availability of operating capital during the pendency of Chapter 11 Cases); the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 process; objections to the Company's restructuring process, the DIP, or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in Chapter 11; Court rulings in the Chapter 11 and the outcome of the Chapter 11 process in general; the Company's ability to comply with the restrictions imposed by the terms and conditions of the DIP and other financing arrangements; employee attrition and the Company's ability to retain senior management and other key personnel due to the distractions and uncertainties; and other factors as described in the Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as supplemented in the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2024, June 30, 2024 and September 30, 2024. Furthermore, such forward-looking statements speak only as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (a) that are not currently known to us, (b) that we currently deem to be immaterial, or (c) that could apply to any company, could also materially adversely affect our business, financial condition, or future results. Additional information concerning certain factors is contained in the Company’s Securities and Exchange Commission filings, including but not limited to the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

INVESTOR CONTACTS:

Independence Contract Drilling, Inc.
E-mail inquiries to: Investor.relations@icdrilling.com
Phone inquiries: (281) 598-1211